Exhibit 10.1

AMENDMENT TO

STANDBY EQUITY PURCHASE AGREEMENT

THIS AMENDMENT TO STANDBY EQUITY PURCHASE AGREEMENT (this “Amendment”), dated as of September 5, 2024, is made by and among Sylebra Capital Partners Master Fund Ltd, a Cayman Islands entity (“Bell”), Sylebra Capital Parc Master Fund, a Cayman Islands entity (“Parc”), Sylebra Capital Menlo Master Fund, a Cayman Islands entity (“Menlo”), Blackwell Partners LLC – Series A, a Delaware limited liability company (“Blackwell” and, together with Parc and Bell, the “Investors”), and Aeva Technologies, Inc., a Delaware corporation (“Company”). The Investors and Company shall be referred to herein, jointly, as the “Parties” and, individually, as a “Party.”

RECITALS

WHEREAS, the Company and each of the Investors entered into that certain Standby Equity Purchase Agreement, dated as of November 8, 2023 (as amended, restated, supplemented and otherwise modified from time to time, the “SEPA”);

WHEREAS, pursuant to Section 12.02 of the SEPA, a written instrument executed by the Company and each of the Investors is required to amend the SEPA; and

WHEREAS, the Company and each of the Investors desires and hereby agrees to amend the SEPA.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1. Definitions; Interpretation.

Capitalized terms used but not defined herein have the same meanings as in the SEPA.

2. Consent.

The Company and each of the Investors hereby consents to the amendments to the SEPA contemplated herein.

3. Amendments to the SEPA.

As of September 5, 2024 (the “Effective Date”), the SEPA shall be amended as follows.

(a)
The definition of “Common Stock Price” in Article I is hereby amended and restated in its entirety to read as follows:

“Common Stock Price” means the price per share of Common Stock, which shall equal the lesser of (i) the average closing price per share of Common Stock on the NYSE for the five consecutive trading days immediately preceding the date of Closing, as applicable, or (ii) the last closing price per share of Common Stock on the NYSE on the trading day immediately preceding the date of Closing, as applicable, provided such price per share of Common Stock shall be adjusted for any stock splits, revere stock splits, stock combinations, recapitalizations or other similar transactions occurring after the date hereof.”

(b) The definition of “Registration Limitation” in Article I is hereby removed in its entirety.

(c) The definition of “Registration Statement” in Article I is hereby amended and restated in its entirety to read as follows:

“Registration Statement” means any registration statement of the Company filed pursuant to the Registration Rights Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including post-effective amendments, all exhibits thereto, and all material incorporate incorporated by reference or deemed to be incorporated by reference in such registration statement.”

(d) Section 2.01(c)(i) is hereby amended and restated in its entirety to read as follows:

“(i). [Reserved].”

(e) Section 2.01(c)(iii) is hereby amended and restated in its entirety to read as follows:

“(iii). Minimum Price. If the issuance of Preferred Stock would result in the issuance of securities convertible or exercisable into more than one percent of the number of shares of common stock or one percent of the voting power outstanding before the issuance, such issuance will be at the Minimum Price (within the meaning of NYSE Rules 312.03 and 312.04) or shareholder approval will be obtained prior to such issuance.”

(f) The phrase “(including any Registration Statements filed hereunder)” in the first clause of Section 3.05 is hereby amended to read as follows:

“(including any Registration Statements filed pursuant to the Registration Rights Agreement)”

(g) Section 3.07 is hereby amended and restated in its entirety to read as follows:

“Section 3.07 [Reserved].”

(h) Section 3.21 is hereby amended and restated in its entirety to read as follows:

“Section 3.21 Acknowledgment Regarding Investor’s Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial or investment advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Shares hereunder. The Company is aware and acknowledges that it shall not be able to request Advances under this Agreement if any issuances of the Shares or Underlying Shares pursuant to any Advances would violate any rules of the Principal Market. The Company acknowledged and agrees that it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement.”

(i) Section 6.01 is hereby amended and restated in its entirety to read as follows:

“Section 6.01 Use of Proceeds. The proceeds from the sale of the Shares by the Company to the Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement.”

(j) Section 7.01(b) is hereby amended and restated in its entirety to read as follows:

“(b) Registration Rights of the Shares; SEC Reports. The Registration Rights Agreement is in effect as of the Condition Satisfaction Date, as such agreement has been amended or modified as of such Condition Satisfaction Date. Assuming the Registration Rights Agreement is a valid and binding obligation of the Investor, the Registration Rights Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms and subject to its conditions. The Company shall have filed with the SEC in a timely manner all reports, notices and other documents required under the Exchange Act and applicable SEC regulations during the twelve-month period immediately preceding the applicable Condition Satisfaction Date.“

(k) Paragraph 2. of Exhibit A to the SEPA is hereby amended and restated in its entirety to read as follows:

“2. [Reserved].”

4. Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) Other than as expressly modified pursuant to this Amendment, all provisions of the Transaction Documents (in each case as previously amended, restated or otherwise modified pursuant to the terms thereof) remain unmodified and in full force and effect.

(c) If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule of Applicable Law or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

(d) The headings of various sections of this Amendment are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

(e) Article IX (Choice of Law/Jurisdiction), Article XI (Notices), and Section 12.02 (Entire Agreement; Amendments) of the SEPA are incorporated by reference as if fully set forth in this Amendment mutatis mutandis.

(f) This Amendment may be executed by one or more of the Parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page left intentionally blank. Signature pages to follow.]

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the Effective Date:

COMPANY:

AEVA TECHNOLOGIES, INC.,

a Delaware corporation

By: /s/ Soroush Salehian

Name: Soroush Salehian Dardashti

Title: Chief Executive Officer

Signature Page to SEPA Amendment

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the Effective Date:

INVESTOR:

Sylebra Capital Partners Master Fund Ltd,

a Cayman Islands entity

By: /s/ Matthew Whitehead

Name: Matthew Whitehead

Title: Director

Signature Page to SEPA Amendment

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the Effective Date:

INVESTOR:

Sylebra Capital Parc Master Fund,

a Cayman Islands entity

By: /s/ Matthew Whitehead

Name: Matthew Whitehead

Title: Director

Signature Page to SEPA Amendment

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the Effective Date:

INVESTOR:

Sylebra Capital Menlo Master Fund,

a Cayman Islands entity

By: /s/ Matthew Whitehead

Name: Matthew Whitehead

Title: Director

Signature Page to SEPA Amendment

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the Effective Date:

INVESTOR:

Blackwell Partners LLC – Series A,

a Delaware limited liability company

By: /s/ Matthew Whitehead

Name: Matthew Whitehead

Title: Authorized Signatory of appointed Manager

Signature Page to SEPA Amendment